SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

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Deutsche Communications Fund
Deutsche CROCI( (Reg. TM) )International Fund
Deutsche CROCI( (Reg. TM) )International VIP
Deutsche CROCI( (Reg. TM) )Sector Opportunities Fund
Deutsche EAFE( (Reg. TM) )Equity Index Fund
Deutsche Global Equity Fund
Deutsche Global Equity VIP
Deutsche Global Growth Fund
Deutsche Global Growth VIP
Deutsche Global Infrastructure Fund
Deutsche Global Small Cap Fund
Deutsche Global Small Cap VIP
Deutsche Gold & Precious Metals Fund
Deutsche World Dividend Fund

The following disclosure replaces similar disclosure contained under the "MAIN RISKS" of the summary section of each fund's prospectus.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

The following disclosure replaces similar disclosure contained under the "MAIN RISKS" section of the "Fund Details" section of each fund's prospectus.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.


Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

               Please Retain This Supplement for Future Reference


July 26, 2016
PROSTKR-670

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